UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported: March 22, 2006



                            Gulf United Energy, Inc.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                              333-121571              Pending
------------------                  ----------------        --------------
(State or other                     Commission              IRS Employer
jurisdiction of                     File Number)            Identification No.)
incorporation)

203 Bannerman Street North, Box 219, Porcupine, Ontario      P0N 1C0
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(Address of principal executive offices)                    (Postal Code)

Registrant's telephone number, including area code:         (807) 826-2610
                                                            --------------

      -------------------------------------------------------------
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))




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Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

On March 22, 2006, we entered into a letter of intent with Cia. Mexicana de Gas Natural, S.A. de C.V. ("CMGN"), a private Mexican corporation, whereby we may acquire an initial equity participation of 24% in a joint venture to design, construct, operate and maintain an open access natural gas pipeline between Valladoloid, Cancun and Punta Venado,as well as a liquidfied natural gas storage and regasification facility. The pipeline system will cover the gas demands of the productive and residential sectors in the region, as well as the power generation plants in Valladolid, Cancun and Nizuc.

In order to earn our equity participation in the joint venture agreement, we must pay CMGN $200,000 upon the execution of the letter of intent (paid) and an additional $1,169,336.12 upon the execution of a formal joint venture agreement, which shall occur within 60 days of the execution of the letter of intent, or May 22, 2006. In addition, we must issue 300,000 shares of our restricted stock to CMGN within 15 days following the execution of a joint venture agreement. We are in the process of negotiating a finder's fee payable in connection with our introduction to CMGN. Such finder's fee will only be payable if we execute a joint venture agreement with CMGN.

In order to make the $200,000 that was due upon the execution of the letter of intent with CMGN, James Askew and Edward Walker, two individuals who are at arm's length to us, loaned these funds to us. The loan is unsecured, bears interest at a rate of 10% per annum and is due on May 1, 2006. We may satisfy the loan in its entirety by transferring our interest in the letter of intent to Mssrs. Askew and Walker.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      A.  Financial Statements - None

      B.  Exhibits -  10.1 Letter of Intent
		   -  10.2 Loan Agreement



                                    Signatures

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 4, 2006                 Gulf United Energy, Inc.


                                    By: /s/ Bruno Fruscalzo
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                                    Bruno Fruscalzo, Director